Subsequent events	12 Months Ended
Dec. 31, 2023
Texts Block [Abstract]
Subsequent Events
30.
Subsequent events

In February 2024, the Group announced the authorization of a share repurchase program, under which the Group may repurchase up to $500 million of the outstanding Class A ordinary shares. In March 2024, pursuant to this program, the Group repurchased 30 million Class A ordinary shares for an aggregate consideration of $96.6 million.

In March 2024, the Group completed a full prepayment of the outstanding principal and accrued interest of the term loan financing (see Note 14) with a payment of $497 million.